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Exhibit 23.1
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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the use in this Registration Statement on Form SB-2/A of our report dated June 27, 2007 relating to the financial statements of VoQal Communications, Inc. appearing in the Prospectus which is part of this Registration Statement and to the reference to our firm under the caption "Experts" in such Prospectus.

                                                                          "DMCL"
                                           Dale Matheson Carr-Hilton LaBonte LLP
                                                           Chartered Accountants

Vancouver, Canada
August 1, 2007









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